UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2004

NationsHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50348	06-1688360

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13650 N.W. 8th Street, Suite 109, Sunrise, Florida	33325

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 903-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for NationsHealth, Inc. for the quarter ended September 30, 2004 as presented in a press release of November 10, 2004. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01(c) EXHIBITS

99.1	Press release dated November 10, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2004

NATIONSHEALTH, INC.
By:	/s/ Glenn M. Parker, M.D.
Glenn M. Parker, M.D.
Chief Executive Officer

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INDEX TO EXHIBITS

Number	Exhibit
99.1	Press release dated November 10, 2004

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